SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM-8-K
Current Report Pursuant to Sections 13 or 15(d) of the Securities Act of 1934

Date of report (Date of earliest event reported) February 13, 1996

U. S. GOLD CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction)

0-9137
(Commission File Number)

840796160
(I.R.S. Employer Identification No.)

55 Madison, Suite 700, Denver, Colorado 80206
(Address of principal executive offices)(Zip Code)

Registrants telephone number, including area code (303) 322-8002

Item 4. Change in Registrant's Certifying Accountant

One February 13, 1996, BDO Seidman, LLP replaced Mitchell*Finley and Company, P.C., as U.S. Gold Corporation's principal accountants. The registrant has not consulted with BDO Seidman, LLP on any accounting or auditing matters during the past two years. On January 1, 1996, Mitchell*Finley and Company, P.C. merged their practice into BDO Seidman, LLP. Mitchell*Finley and Company's report on the financial statements for the two years ended December 31, 1994 and 1993, contained an unqualified opinion. Also, there were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with Mitchell*Finley and Company, P.C. The registrant has requested that Mitchell*Finley and Company, P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Mitchell*Finley and Company's letter to the SEC, dated February 13, 1996, is attached as file Exhibit 1.

Item 7.   Financial Statements and Exhibits

A.   Not Required.
B.   Not Required.
C.   Exhibits

Exhibit 1. Letter dated February 13, 1996, from former certifying accountants, Mitchell*Finley and Company, P.C.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


U.S. Gold Corporation

/s/ William F. Pass
William F. Pass, Vice President and Secretary

Date:     February 13, 1996